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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported): October 18, 2000

                             AMERISTAR CASINOS, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                          0-22494                        88-0304799
(State or other jurisdiction of      (Commission File Number)      (IRS Employer Identification
 incorporation or organization)                                              Number)

3773 Howard Hughes Parkway, Suite 490 South
Las Vegas, Nevada                                                              89109
(Address of principal executive offices)                                    (Zip Code)


                                 (702) 567-7000
              (Registrant's telephone number, including area code)


ITEM 5. OTHER EVENTS

        On October 18, 2000, the Registrant issued a press release (the "Press Release") announcing the execution of definitive Asset Purchase Agreements, each dated as of October 17, 2000, pursuant to which the Registrant, through certain of its subsidiaries, will acquire substantially all of the assets of Station Casino Kansas City and Station Casino St. Charles from subsidiaries of Station Casinos, Inc. and will sell to a subsidiary of Station Casinos, Inc. substantially all of the assets of The Reserve Hotel and Casino owned and operated by the Registrant's subsidiary, Ameristar Casino Las Vegas, Inc. The Press Release is filed herewith as an exhibit to this Report and is incorporated herein by this reference.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

        (a) - (b) Not applicable.

        (c)  Exhibits.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the undersigned registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERISTAR CASINOS, INC.


October 24, 2000                        By:     /s/ THOMAS M. STEINBAUER
                                                -------------------------------
(Date)                                          Thomas M. Steinbauer
                                                Senior Vice President and
                                                Chief Financial Officer


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
Exhibit Number             Description of Exhibit             Method of Filing
20.1                       Press Release of Ameristar         Filed electronically herewith
                           Casinos, Inc. dated October
                           18, 2000
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